HIT Ranks as ‘Top 10 Manager’ at Mid-Year;
Investors Bring $300 Million in New Capital

Morningstar has selected the AFL-CIO Housing Investment Trust as one of the nation’s “Top 10 Managers” in its fixed-income class at mid-year 2009. Meanwhile, the HIT’s strong performance during the recession motivated investors to bring more than $300 million in new capital to the HIT in the first eight months of this year.

Morningstar ranked the HIT in first place based on five-year returns and in sixth place based on one-year returns for periods ending June 30, 2009.  An explanation of the Morningstar ranking appears on page 2.

“We deeply appreciate the confidence our investors have shown with their new and increased investments,” said Chang Suh, HIT Executive Vice President and Chief Portfolio Manager.

“The HIT’s investment philosophy of managing a portfolio with superior fundamentals has consistently resulted in better risk-adjusted returns than the market portfolio,” Suh said. “In 2008 when Treasury securities outperformed corporate bonds and in 2009 when credit spreads tightened significantly, the HIT continued to generate strong performance. Higher income and lower risk portfolios will generally outperform over the long run, as shown by the HIT’s track record,” Suh said.

The HIT continued to show strong performance at August 31, outperforming its benchmark, the Barclays Capital Aggregate Bond Index, by substantial margins, as seen below.

HIT TOTAL NET AND GROSS RETURNS AT AUGUST 31, 2009
	1 Year	3 Year	5 Year	10 Year
HIT Net	8.72%	6.47%	5.12%	6.58%
HIT Gross	9.19%	6.91%	5.54%	6.99%
Barclays Capital Aggregate Bond Index	7.94%	6.35%	4.96%	6.31%

ABOUT THE ‘TOP 10’ MORNINGSTAR RANKINGS

The Morningstar rankings discussed on page 1 were published by Pensions & Investments on August 24, 2009. Morningstar used its Principia Separate Account database to compare fixed-income investment vehicles with a similar risk profile. The rankings include funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The rankings compare 45 funds for the one-year period and 38 funds for the five-year period, based on performance results self-reported to Morningstar. The rankings are based on gross returns for the one- and five-year periods ended June 30, 2009, and reflect no deduction for expenses. The HIT’s gross one- and five-year returns at June 30 were 8.35% and 5.78%, respectively.  The HIT’s net returns for those periods, which do reflect deductions for expenses, were 7.89% and 5.36%, respectively. The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20090824/CHART/308249968/-1/TOPPERFORMINGMANAGERS.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com.

Gross performance figures do not reflect the deduction of HIT expenses.Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.

HIT INVESTOR

The Douglass, Harlem, NY - HIT financing is assisting New York City with its revitalization efforts in the historic Harlem community

The Douglass: Affordable Housing for New York’s Harlem Community

The HIT is participating in the redevelopment of a city block in New York’s Harlem neighborhood by providing financing for a new $31.2 million multifamily building to be known as The Douglass. The building is the affordable component of a plan that will produce a total of 241 units of affordable and workforce housing in three buildings.

Working closely with the New York City Housing Development Corporation (HDC), New York City Housing Preservation Department (HPD) and the developer, the HIT has committed to the purchase of $9.5 million of fixed-rate, tax-exempt bonds issued by the HDC under the Low-Income Affordable Market Place Program (LAMP). The building’s 70 units will be affordable to families earning between 40% and 60% of the area median income.

“The HIT played a key role in the success not only of The Douglass but of the larger redevelopment project because we were able to tailor the financing to meet the needs of all the players, including the HDC, the developer and the community at large,” said Carol Nixon, Director of the HIT’s New York City office.

The Douglass, named after the 19th century abolitionist and reformer Frederick Douglass, is the HIT’s latest project under its New York City Community Investment Initiative and is expected to generate an estimated 240 union construction jobs.

HIT INVESTOR

New York City Retirement Funds Invest Combined $100 Million in the HIT

Five major New York City pension plans have approved additional investments in the HIT totaling $100 million.  The funds represent New York City’s municipal workers, teachers, firefighters, police and Board of Education employees.  The New York City Retirement Systems approved these new investments as part of its Economically Targeted Investments (ETI) program.  ETI seeks to expand the supply of affordable housing in New York City, with a special emphasis on providing more housing options for middle-income families. The HIT has plans to invest a targeted $500 million in workforce housing in New York City over the next four years as part of its new initiative to increase workforce housing across the country.

Since 2002, the HIT has invested nearly $349 million to help build or preserve more than 14,700 units of multifamily housing in the City through its New York City Community Investment Initiative. Over 93% of the housing is affordable to low- or moderate-income New Yorkers.

HIT Marketing Director Lesyllee White with Mona Romain, a trustee of the New York City Teachers’ Retirement System, which recently increased its investment in the HIT. They are shown at the 20th Annual Pension and Financial Services Conference sponsored by the National Association of Securities Professionals.

HIT INVESTOR

HIT Hosts New Orleans Event

Dozens of New Orleans developers, general contractors and labor leaders attended a recent breakfast hosted by the HIT in New Orleans to discuss prospects for the development of much-needed housing. At a time when many developers are having difficulty finding capital, HIT representatives asserted that the HIT is ready to offer financing for housing development projects that meet its investment criteria.

“Even in today’s depressed economy, which has significantly limited the availability of capital, the HIT has the financial resources, experience and technical expertise to help developers move ahead with their projects,” said the HIT’s Stephanie Wiggins, Chief Investment Officer -- Multifamily Finance. “The HIT’s ability to structure our financing products to meet the unique needs of the Gulf Coast can make us a valuable partner in the area’s redevelopment efforts.”

Representatives from the AFL-CIO Investment Trust Corporation (ITC) were also present to discuss several proposed housing projects in the New Orleans area.

From left, Robert “Tiger” Hammond, Executive Secretary, Southeast Louisiana Building and Construction Trades Council; Lance Albin, President, Southeast Louisiana BCTC; Merlin Taylor, former labor relations consultant to the AFL-CIO Investment Trust Corporation (ITC) in the Gulf Coast; HIT’s Stephanie Wiggins; and ITC’s Mike Arnold.

HIT INVESTOR

Staff Shares Finance Expertise

How to finance affordable housing in a depressed economy was the topic of a workshop led by staff of the HIT at the annual conference of the National Alliance to End Homelessness (NAEH) in Washington, DC. “In today’s unstable economy, it is more important than ever to create affordable housing,” said workshop moderator Stephanie Wiggins, HIT’s Chief Investment Officer for Multifamily Finance. “The HIT’s experience in structuring affordable housing transactions can be especially valuable now, when there are fewer funding options and greater difficulties using Low-Income Housing Tax Credits.”

Wiggins and other HIT staff discussed the use of bonds, tax credits, government grants, and privately-raised capital to overcome financing obstacles.

From right: HIT’s Stephanie Wiggins, Christopher Shaw, and Calisse Pollina offer pointers on affordable housing finance at the NAEH workshop.

The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

HIT INVESTOR

HIT Projects Generate Union Jobs

Thirteen HIT-financed development projects were committed or under construction at Labor Day 2009. The projects are expected to generate over 4 million hours of employment for members of the building and construction trades unions. The workers shown here are helping to build the $17.5 million Inver Glen Senior Housing project located just south of St. Paul, Minnesota. Construction of the 103-unit facility is generating over 110 jobs for Minnesota union members.

HIT INVESTOR

Funding for New Mixed-Use Project Near Minneapolis

The HIT is providing $26.1 million in financing for the Ellipse on Excelsior, a new $33.2 million mixed-use building to be built in St. Louis Park, just outside of Minneapolis.

The Ellipse is designed to be a gateway from Minneapolis to the St. Louis Park community. The five-story building will offer 132 market-rate housing units as well as 16,000 square feet of ground-level office, retail and commercial space. There will also be above- and below-ground parking to accommodate residents as well as the general public. Work on the project is expected to generate over 260 union construction jobs.

HIT INVESTOR

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle
Chief Executive Officer

Theodore S. Chandler
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President
and Chief Portfolio Manager

Saul A. Schapiro
General Counsel

Debbie Cohen
Chief Development Officer

Stephanie H. Wiggins
Chief Investment Officer – Multifamily Finance

Marcie Cohen
Senior Vice President and Director of
Workforce Housing

Lesyllee White
Director of Marketing

National Office
2401 Pennsylvania Avenue, NW
Suite 200
Washington, DC  20037
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020
(212) 554-2750

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, MA 02210
(617) 261-4444

Western Regional Office
Liz Diamond, Director
235 Montgomery Street, Suite 1001
San Francisco, CA  94104
(415) 433-3044

www.aflcio-hit.com